SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2004

LUXEMBURG BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

       Wisconsin

0-22471

39-1457904

(State or other jurisdiction

(Commission file number)

(IRS Employer

      of incorporation)

Identification No.)

630 Main Street

Luxemburg, Wisconsin 54217

(Address of principal executive offices)

Registrant’s telephone number, including area code: (920) 845-2345

Item 12.  Results of Operations and Financial Condition.

On March 11, 2004, Luxemburg Bancshares, Inc. issued a press release announcing its financial results for the year ended December 31, 2003.  A copy of the press release is attached as Exhibit 99.1.

The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K.  Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUXEMBURG BANCSHARES, INC.

Date:  March 18, 2004

__/s/  John Slatky

John Slatky, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 11, 2004.